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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): July 21, 1998
                        LAKEHEAD PIPE LINE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


       Delaware                        1-10934                39-1715850
(State or other jurisdiction)     (Commission File No.)     (I.R.S. Employer
                                                            Identification No.)

      Lake Superior Place, 21 West Superior Street, Duluth, MN 55802-2067
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (218) 725-0100



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ITEM 5.           OTHER EVENTS

      The Consolidated Statement of Financial Position of Lakehead Pipe Line Company, Inc., at December 31, 1997 and 1996 has been prepared and is included as Exhibit 99.1 to this Form 8-K. Lakehead Pipe Line Company, Inc. is the General Partner of Lakehead Pipe Line Partners, L.P.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

Exhibit No.                         Description
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99.1       Consolidated Statement of Financial Position of Lakehead Pipe Line
           Company, Inc. at December 31, 1997 and 1996, together with Report of Independent Public Accountants.






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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    LAKEHEAD PIPE LINE PARTNERS, L.P.
                                              (Registrant)

                                    By:      Lakehead Pipe Line Company, Inc.
                                                As General Partner

                                     /S/ M.A. Maki
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                                             M. A. Maki
                                             Chief Accountant
                                             (Principal Financial and
                                               Accounting Officer)


Date: July 21, 1998







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